SCHWAB INVESTMENTS
Schwab® Tax-Free Bond Fund
Schwab® California Tax-Free Bond Fund
Schwab® Opportunistic Municipal Bond Fund
(collectively, the funds)
Supplement dated February 27, 2024, to the funds’ currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and should be
read in conjunction with the Statutory Prospectus.
The following changes to the Statutory Prospectus are effective February 27, 2024.
1.
Schwab Tax-Free Bond Fund

The first paragraph in the “Performance” section and the Average Annual Total Returns table, both on page 3 of the prospectus, are deleted and replaced in their entirety with the following:
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of two indices. The Bloomberg Municipal Bond Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Bloomberg Municipal 3-15 Year Blend Index is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus.
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Before taxes	(8.03)%	0.83%	1.58%
After taxes on distributions	(8.03)%	0.77%	1.47%
After taxes on distributions and sale of shares	(3.89)%	1.15%	1.71%
Comparative Indices (reflect no deduction for expenses or taxes)
Bloomberg Municipal Bond Index(1)	(8.53)%	1.25%	2.13%
Bloomberg Municipal 3-15 Year Blend Index	(6.41)%	1.51%	2.10%

(1)
In anticipation of new regulatory requirements, the fund’s regulatory index has changed from the Bloomberg Municipal 3-15 Year Blend Index to the Bloomberg Municipal Bond Index.

2.
Schwab California Tax-Free Bond Fund

The first paragraph in the “Performance” section and the Average Annual Total Returns table, both on page 6 of the prospectus, are deleted and replaced in their entirety with the following:
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to those of three indices. The Bloomberg Municipal Bond Index serves as the fund’s regulatory index and provides a broad measure of market performance. The Bloomberg California Municipal 3-15 Year Blend Index and the S&P California AMT-Free Municipal Bond Index are the fund’s additional indexes and are more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus.

Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	10 Years
Before taxes	(7.60)%	0.77%	1.66%
After taxes on distributions	(7.60)%	0.69%	1.53%
After taxes on distributions and sale of shares	(3.71)%	1.08%	1.77%
Comparative Indices (reflect no deduction for expenses or taxes)
Bloomberg Municipal Bond Index(1)	(8.53)%	1.25%	2.13%
Bloomberg California Municipal 3-15 Year Blend Index(2)	(6.26)%	—(3)	—(3)
S&P California AMT-Free Municipal Bond Index	(7.75)%	1.18%	2.25%

(1)
In anticipation of new regulatory requirements, the fund’s regulatory index has changed from the Bloomberg Municipal 3-15 Year Blend Index to the Bloomberg Municipal Bond Index.

(2)
The Bloomberg California Municipal 3-15 Year Blend Index was established effective January 1, 2020.

(3)
Information not available to the fund.

3.
Schwab Opportunistic Municipal Bond Fund

The first paragraph in the “Performance” section and the Average Annual Total Returns table, both on page 10 of the prospectus, are deleted and replaced in their entirety with the following:
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabassetmanagement.com/schwabfunds_prospectus. The fund is the successor to the investment performance of the Wasmer Schroeder High Yield Municipal Fund (Predecessor Fund) as a result of the reorganization of the Predecessor Fund into the fund on August 10, 2020. Accordingly, the performance information shown below prior to August 10, 2020 is that of the Predecessor Fund. The fund has an investment objective, strategies and policies that are substantially similar to those of the Predecessor Fund.
Average Annual Total Returns as of 12/31/22
	1 Year	5 Years	Since Inception (3/31/14)(1)
Before taxes	(12.82)%	(0.22)%	2.79%
After taxes on distributions	(12.82)%	(0.33)%	2.58%
After taxes on distributions and sale of shares	(6.41)%	0.62%	2.96%
Comparative Indices (reflect no deduction for expenses or taxes)
Bloomberg Municipal Bond Index	(8.53)%	1.25%	2.36%

(1)
Inception of the Predecessor Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG123745-00 (02/24)
00297802